                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                     Date of report:             18-Sep-01

                         CIT Equipment Collateral 2001-1

 A New York          Commission File              I.R.S. Employer
 Corporation         No. 0001136811               No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

      Item 5. Other
                                     CIT Equipment Collateral 2001-1
                                        Monthly Servicing Report


                                                                     Determination Date:                          09/18/01
                                                                      Collection Period:                          08/31/01
                                                                           Payment Date:                          09/20/01

        I. AVAILABLE FUNDS

           A.  Available Pledged Revenues

                a.       Scheduled Payments Received                                                       $ 26,159,958.31
                b.       Liquidation Proceeds Allocated to Owner Trust                                        1,625,809.84
                c.       Required Payoff Amounts of Prepaid Contracts                                         1,495,366.81
                d.       Required Payoff Amounts of Purchased Contracts                                               0.00
                e.       Proceeds of Clean-up Call                                                                    0.00
                f.       Investment Earnings on Collection Account and Note Distribution Account                      0.00
                                                                                                          -----------------

                                                               Total Available Pledged Revenues =          $ 29,281,134.96

           B.  Determination of Available Funds

                a.       Total Available Pledged Revenues                                                  $ 29,281,134.96
                b.       Receipt from Class A-4 Swap Counterparty                                                     0.00
                c.       Servicer Advances                                                                    2,894,398.94
                d.       Recoveries of prior Servicer Advances                                              (3,603,083.80)
                e.       Withdrawal from Cash Collateral Account                                                635,702.44
                                                                                                         -----------------

                                                               Total Available Funds =                       29,208,152.54


       II. DISTRIBUTION AMOUNTS

           A.  COLLECTION ACCOUNT DISTRIBUTIONS

                   1.    Reimbursement of Servicer Advances

                   2     Servicing Fee                                                                           422,192.20

                   3     Class A-1 Note Interest Distribution                                  80,815.83
                         Class A-1 Note Principal Distribution                             18,648,910.96
                                                        Aggregate Class A-1 distribution                      18,729,726.79

                   4     Class A-2 Note Interest Distribution                               1,062,566.67
                         Class A-2 Note Principal Distribution                              5,648,448.57
                                                        Aggregate Class A-2 distribution                       6,711,015.24

                   5.    Class A-3 Note Interest Distribution                               1,015,491.67
                         Class A-3 Note Principal Distribution                                      0.00
                                                        Aggregate Class A-3 distribution                       1,015,491.67

                   6.    Class A-4 Note Interest Distribution                                 423,190.47
                         Class A-4 Note Principal Distribution                                      0.00
                                                        Aggregate Class A-4 distribution                         423,190.47

                   7.    Class B Note Interest Distribution                                    44,836.81
                         Class B Note Principal Distribution                                  387,723.82
                                                          Aggregate Class B distribution                         432,560.63

                   8.    Class C Note Interest Distribution                                    62,259.28
                         Class C Note Principal Distribution                                  516,965.10
                                                          Aggregate Class C distribution                         579,224.38

                   9.    Class D Note Interest Distribution                                    85,986.48
                         Class D Note Principal Distribution                                  646,206.37
                                                          Aggregate Class D distribution                         732,192.85

                  10.    Payment due to the Class A-4 Swap Counterparty                                          162,558.31

                  11.    Deposit to the Cash Collateral Account                                                        0.00

                  12.    Amounts in accordance with the CCA Loan Agreement                                             0.00

                  13.    To the holder of the equity certificate                                                       0.00


                                              Collection Account Distributions =                              29,208,152.54
                                                                                                              =============



           B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

                   1.    Payment due on the Senior Loan                                                          1,394,964.52

                   2.    Payment due on the Holdback                                                                     0.00

                   3.    Payment to the Depositor                                                                        0.00
                                                                                                             ----------------

                                                    Cash Collateral Account Distributions =                      1,394,964.52
                                                                                                             ================

      III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


     ------------------------------------------------------------------------------------------------------------------------
                        Distribution               Class A-1           Class A-2             Class A-3            Class A-4
                          Amounts                   Notes               Notes                 Notes                Notes
     ------------------------------------------------------------------------------------------------------------------------

          1.            Interest Due                 80,815.83        1,062,566.67          1,015,491.67         423,190.47
          2             Interest Paid                80,815.83        1,062,566.67          1,015,491.67         423,190.47
          3          Interest Shortfall                   0.00                0.00                  0.00               0.00
                       ((1) minus (2))
          4            Principal Paid            18,648,910.96        5,648,448.57                  0.00               0.00

          5       Total Distribution Amount      18,729,726.79        5,648,448.57            423,190.47         162,558.31
                       ((2) plus (4))

     ----------------------------------------------------------------------------------------------------------------------
                        Distribution                Class B             Class C               Class D       Total Offered
                          Amounts                   Notes               Notes                 Notes            Notes
     ----------------------------------------------------------------------------------------------------------------------

          1.            Interest Due                 44,836.81           62,259.28             85,986.48       2,775,147.21
          2             Interest Paid                44,836.81           62,259.28             85,986.48       2,775,147.21
          3          Interest Shortfall                   0.00                0.00                  0.00               0.00
                       ((1) minus (2))
          4            Principal Paid               387,723.82          516,965.10            646,206.37      25,848,254.82

          5       Total Distribution Amount         432,560.63          579,224.38            732,192.85      26,707,902.00
                       ((2) plus (4))



       IV.   Information Regarding the Securities

           A    Summary of Balance Information

     --------------------------------------------------------------------------------------------------------------------------
                                  Applicable       Principal Balance      Class Factor      Principal Balance     Class Factor
                   Class            Coupon              Sep-01               Sep-01               Aug-01             Aug-01
                                     Rate            Payment Date         Payment Date         Payment Date       Payment Date
     --------------------------------------------------------------------------------------------------------------------------
       a.     Class A-1 Notes       5.0325%                   0.00           0.00000            18,648,910.96      0.10361
       b.     Class A-2 Notes       5.0200%         248,351,551.43           0.97776           254,000,000.00      1.00000
       c.     Class A-3 Notes       5.2300%         233,000,000.00           1.00000           233,000,000.00      1.00000
       d.     Class A-4 Notes       3.8000%         129,328,157.00           1.00000           129,328,157.00      1.00000
       e.      Class B Notes        5.3100%           9,744,888.96           0.76687            10,132,612.79      0.79738
       f.      Class C Notes        5.5300%          12,993,185.29           0.76687            13,510,150.38      0.79738
       g.      Class D Notes        6.1100%          16,241,481.61           0.76687            16,887,687.98      0.79738

       h.  Total Offered Notes                      649,659,264.28                             675,507,519.10

       i.  One - Month Libor Rate                         3.6100%

           B    Other Information

------------------------------------------------------------------------------------------------------
                                           Scheduled                           Scheduled
                                       Principal Balance                   Principal Balance
           Class                            Sep-01                              Aug-01
                                         Payment Date                        Payment Date
------------------------------------------------------------------------------------------------------


      Class A-1 Notes                    19,863,854.00                       41,921,202.00


----------------------------------------------------------------------------------------------------------------------------------
                                                Target                  Class                   Target                 Class
                            Class          Principal Amount             Floor              Principal Amount            Floor
           Class         Percentage             Sep-01                 Sep-01                   Aug-01                Aug-01
                                             Payment Date           Payment Date             Payment Date          Payment Date
----------------------------------------------------------------------------------------------------------------------------------

          Class A          94.00%           610,679,708.43                               634,977,067.96
          Class B           1.50%             9,744,888.96               0.00             10,132,612.79                  0.00
          Class C           2.00%            12,993,185.29               0.00             13,510,150.38                  0.00
          Class D           2.50%            16,241,481.61               0.00             16,887,687.98                  0.00



        V. PRINCIPAL

           A.  MONTHLY PRINCIPAL AMOUNT

                   1.    Principal Balance of Notes and Equity Certificates                  675,507,519.10
                         (End of Prior Collection Period)
                   2.    Contract Pool Principal Balance (End of Collection Period)          649,659,264.28
                                                                                      ----------------------

                                     Total monthly principal amount                           25,848,254.82



       VI. CONTRACT POOL DATA

           A.  CONTRACT POOL CHARACTERISTICS

                                                      -----------------------------------------------------------------------
                                                                 Original               Sep-01                 Aug-01
                                                                   Pool              Payment Date           Payment Date
                                                      -----------------------------------------------------------------------
             1.    a.  Contract Pool Balance                  847,157,614.00        649,659,264.28          675,507,519.10
                   b.  No of Contracts                                47,846                45,653                  46,072

             2.    Weighted Average Remaining Term                     40.60                  35.1                    35.9

             3.    Weighted Average Original Term                       44.1

           B.  DELINQUENCY INFORMATION

                                  --------------------------------------------------------------------------------------------
                                            % of             % of Aggregate
                                                             Required Payoff           No. Of            Aggregate Required
                                         Contracts             Amount               Accounts               Payoff Amounts
                                  --------------------------------------------------------------------------------------------
             1.    Current                  93.91%              94.86%                42,874             622,719,887.81
                   31-60 days                3.44%               3.17%                 1,569              20,825,786.21
                   61-90 days                1.23%               0.90%                   560               5,877,217.94
                   91-120 days               0.67%               0.50%                   305               3,288,061.09
                   120+ days                 0.76%               0.57%                   345               3,723,689.67

                      Total Delinquency     100.0%              100.0%                45,653             656,434,642.72

             2.    Delinquent Scheduled Payments:

                   Beginning of Collection Period                              7,484,063.30
                   End of Collection Period                                    6,775,378.44
                                                                               ------------

                      Change in Delinquent Scheduled Payments                   (708,684.86)

           C.  DEFAULTED CONTRACT INFORMATION

             1.    Required Payoff Amount on Defaulted Contracts               2,350,958.18
             2.    Liquidation Proceeds received                               1,625,809.84
                                                                           -----------------
             3.    Current Liquidation Loss Amount                               725,148.34

             4.    Cumulative Liquidation Losses to date                       5,196,590.70

                                    % of Initial Contracts                           2.255%
                        % of Initial Contract Pool Balance                           0.613%



      VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


           A.  CASH COLLATERAL ACCOUNT

             1.    Opening Cash Collateral Account                                     48,974,295.13

             2.    Deposit from the Collection Account                                          0.00

             3.    Withdrawls from the Cash Collateral Account                           (635,702.44)

             4.    Available amount                                                   48,338,592.69

             5.    Required Cash Collateral Account Amount                             47,100,296.66

             6.    Cash Collateral Account Surplus/(Shortfall)                                 0.00

             7     Release of Cash Collateral Surplus                                  -1,238,296.03

             8     Ending Cash Collateral Account                                      47,100,296.66

           B.  CASH COLLATERAL ACCOUNT LOANS

                   1.    Available Funds
                         a.  Excess Spread from Collection Account                                    0.00
                         b.  Investment Earnings                                                156,668.49

                         Total Available Funds                                                  156,668.49

                   2.    Distribution of Available Funds
                         a.  Senior Loan Interest                                               116,701.26
                         b.  Senior Loan Principal                                               39,967.23
                         c.  Holdback Amount Interest                                                 0.00
                         d.  Holdback Amount Principal                                                0.00
                         e.  Remainder to the Depositor                                               0.00

                   3.    Distribution of CCA Surplus:
                         a.  Senior Loan Principal                                            1,238,296.03
                         b.  Holdback Amount Principal                                                0.00
                                   Total Distribution of Surplus                              1,238,296.03

                   4.    Summary of Balance and Rate Information
                         Applicable Rates for the Interest Period:
                         a.  Libor Rate for the Interest Period                 3.6100%
                         b.  Senior Loan Interest Rate                          7.1100%
                         c.  Holdback Amount Interest Rate                      8.8600%


               ---------------------------------------------------------------------------------------------
                                                        Sep-01                        Aug-01
                        Item                         Payment Date                  Payment Date
               ---------------------------------------------------------------------------------------------

                         a.  Senior Loan             8,068,405.47                 9,346,668.74
                         b.  Holdback Amount        42,357,880.69                42,357,880.69


     VIII. MISCELLANEOUS INFORMATION

           A.  SERVICER ADVANCE BALANCE

                   1.    Opening Servicer Advance Balance                                     7,484,063.30
                   2.    Current Period Servicer Advance                                      2,894,398.94
                   3.    Recoveries of prior Servicer Advances                               (3,603,083.80)
                   4.    Ending Servicer Advance Balance                                      6,775,378.44

           D.  OTHER RELATED INFORMATION

                   1.    Discount Rate                                                             6.0260%

                   2.    Life to Date Prepayment (CPR)                                                9.1%

                   3.    Life to Date Substitutions:

                         a.  Prepayments                                                  0.00

                         b.  Defaults                                                     0.00

       NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    08/20/01

 This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer